UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

ENDWAVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-31635	95-4333817
(Commission File No.)	(IRS Employer Identification No.)

776 Palomar Avenue Sunnyvale, California	94085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 522-3100

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 27, 2005, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Endwave Corporation (the “Company”) voted to award bonuses to the Company’s named executive officers (as defined in Item 402(a)(3) of Regulation S-K promulgated by the Securities and Exchange Commission) in respect of the officers’ and the Company’s performance for the fiscal year ended December 31, 2004. The bonus payments were based on the Company’s financial performance over the past fiscal year. In addition, there was a discretionary component based on several factors, including, but not limited to: individual performance, team performance, leadership, and sales efforts. The Compensation Committee awarded fiscal year 2004 bonuses as follows:

Name and Title	Bonus
Edward A. Keible, Jr.	$40,000
President and Chief Executive Officer
Julianne M. Biagini	$20,000
Chief Financial Officer and Senior Vice President, Finance and Administration
John J. Mikulsky	$20,000
Chief Marketing Officer and Senior Vice President, Market and Business Development

     On January 27, 2005, the Compensation Committee also established fiscal 2005 base salaries for the named executive officers. The Compensation Committee annually evaluates the performance and determines the compensation of the Company’s officers based on the Compensation Committee’s assessment of the individual performance of the executive officers, their achievement of corporate goals, and compensation at comparable companies. The 2005 base salaries for the named executive officers are listed in Exhibit 10.1 and are incorporated herein by reference. These salaries may be changed at any time at the discretion of the Compensation Committee. Each of the named executive officers is employed “at will”.

     On February 1, 2005, the Board of Directors (the “Board”) of the Company approved the 2005 Executive Incentive Compensation Plan, as recommended by the Compensation Committee. The 2005 Executive Incentive Compensation Plan is attached as Exhibit 10.2 and is incorporated herein by reference.

     Additionally, on February 2, 2005, the Board adopted a new policy for the compensation of non-employee directors, as recommended by the Compensation Committee. This policy is attached as Exhibit 10.3 and is incorporated herein by reference. On the same date, the Board also amended the 2000 Non-Employee Directors’ Stock Option Plan (the “Director Plan”) to change the vesting schedule for annual option grants (but not initial option grants) issued under the Director Plan to vest over two years at the rate of 1/24th of the total grant per month.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits:

Exhibit No.	Exhibit Title
10.1	2005 Base Salaries for Named Executive Officers.
10.2	2005 Executive Incentive Compensation Plan.
10.3	Description of Compensation Payable to Non-Employee Directors

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION
Dated: February 2, 2005	By:	/s/ JULIANNE M. BIAGINI
Julianne M. Biagini
		Title:	Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	2005 Base Salaries for Named Executive Officers.
10.2	2005 Executive Incentive Compensation Plan.
10.3	Description of Compensation Payable to Non-Employee Directors.

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